UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04518 )

Exact name of registrant as specified in charter: Putnam Massachusetts Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: May 31, 2007

Date of reporting period: June 1, 2006 — November 30, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Massachusetts Tax Exempt Income Fund

11|30|06

Semiannual Report

PUTNAM
INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what's right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Massachusetts
Tax Exempt
Income Fund

11| 30| 06

Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	14
Expenses	17
Portfolio turnover	19
Risk	20
Your fund’s management	21
Terms and definitions	24
Trustee approval of management contract	26
Other information for shareholders	31
Financial statements	32

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Looking back on the last few months of 2006, it appears that certain sectors of the economy may have slowed somewhat. The impact of declines in the housing sector and slower auto sales has spread to suppliers, and cautious manufacturers have curtailed production as a result. We consequently consider slower job growth and perhaps a rise in the unemployment rate as possible developments for 2007. On the other hand, since the Federal Reserve (the Fed) stopped raising interest rates, financial markets have begun to adjust in a way that may help revive the economy. Stock prices have moved higher, bond yields have moved down, and the dollar has declined somewhat against foreign currencies. With the benefit of this financial cushion, the new year could also bring the potential for a renewed economic expansion.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities. He currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of the Optimum Funds group.

We would also like to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended November 30, 2006, and provide their outlook for the months ahead. We thank you for your support of the Putnam funds in 2006 and extend our best wishes for a happy and prosperous 2007.

Putnam Massachusetts Tax Exempt Income Fund:
potential for tax-advantaged income

Municipal bonds finance important public projects such as schools, roads, and hospitals, and they can help investors keep more of their investment income. Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal income tax.

For residents of the state where the bond is issued, income is typically exempt from state and any local income taxes as well. While the stated yields on municipal bonds are usually lower than those on taxable bonds, state tax exemption is a powerful advantage because state income tax can erode investment income significantly. And the sheer size of the Massachusetts municipal bond market provides a wide array of investment opportunities.

Putnam Massachusetts Tax Exempt Income Fund seeks to capitalize on investment opportunities in Massachusetts by investing in bonds across a range of market sectors. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s management team allocates a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s management team considers the risks involved — including credit risk, interest-rate risk, and the risk that the bond will be prepaid. The management team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the team continues to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of the fund’s in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

The fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2006.

Results for investors subject to lower tax
rates would not be as advantageous.

Municipal bonds may finance a range of projects in your
community and thus play a key role in its development.

Putnam Massachusetts Tax Exempt Income Fund seeks to provide as high a level of current income free from federal and state of Massachusetts personal income tax as we believe to be consistent with the preservation of capital. It may be suitable for investors seeking tax-free income through a diversified portfolio of municipal bonds issued primarily in Massachusetts.

Highlights

• For the six months ended November 30, 2006, Putnam Massachusetts Tax Exempt Income Fund’s class A shares returned 4.16% without sales charges.

• The fund’s benchmark, the Lehman Municipal Bond Index, returned 4.53% .

• The average return for the fund’s Lipper category, Massachusetts Municipal Debt Funds, was 4.06% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 14.

Performance

Total return for class A shares for periods ended 11/30/06

Since the fund’s inception (10/23/89), average annual return is 6.51% at NAV and 6.27% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	5.12%	4.72%	64.74%	58.53%

5 years	4.88	4.08	26.89	22.13

3 years	4.37	3.05	13.68	9.43

1 year	5.45	1.42	5.45	1.42

6 months	—	—	4.16	0.28

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. A 1% short-term trading fee may apply.

Report from the fund managers

The period in review

During the first half of your fund’s fiscal year, the performance of the higher-quality bonds your fund favors lagged behind that of uninsured bonds and those rated below investment grade. This occurred because demand from investors in search of higher yields drove up the prices of the higher-risk bonds that provided them. Your fund’s high-quality investment focus meant that it had only limited exposure to this sector. However, it did hold an advantageous position in uninsured Puerto Rico bonds, which appreciated substantially in response to Puerto Rico’s improving fiscal situation. This development, as well a major pre-refunding, which we describe later in this report, enabled the fund to keep pace with the average for its Lipper category, based on results at net asset value (NAV, or without sales charges). However, the fund underperformed its nationally diversified benchmark, due in part to its single-state focus. Our emphasis on intermediate-maturity bonds during the period was another factor in this underperformance, since prices of municipal bonds with maturities of 15 to 30 years improved to a greater extent than those of bonds with short to intermediate maturities.

Market overview

Following a string of 17 increases in the federal funds rate — including two that occurred during the reporting period —the Fed suspended its credit-tightening program in August, holding this benchmark rate for overnight loans between banks steady at 5.25% . Statements from the Federal Open Market Committee, the Fed’s policy-setting panel, indicate that future rate decisions will depend on whether the Fed concludes that its two-year campaign to keep inflation in check has been successful.

As the market anticipated the Fed’s rate-tightening pause, bond yields declined across the maturity spectrum, resulting in an impressive rally, especially among long-term bonds. In fact, because yields on longer-term bonds declined more than yields on shorter-term bonds, the yield curve — a graphical representation of differences in yield for bonds of comparable quality plotted from the shortest to the longest maturity — flattened. Tax-exempt bonds with shorter maturities underperformed comparable taxable bonds, but long-term tax-exempt bonds outperformed comparable taxable bonds modestly.

A generally robust economy, coupled with solid demand from buyers searching for higher yields, contributed to the strong relative performance of lower-rated bonds. Among uninsured bonds in general and especially bonds rated Baa and below, yield spreads tightened as lower-rated bonds performed better than higher-rated bonds. Non-rated bonds also rallied.

Market sectors that performed particularly well during the period included bonds issued by hospitals, utilities, and long-term care facilities, as well as land-secured bonds. Tobacco settlement bonds, meanwhile, underperformed other credit-sensitive sectors modestly, but still outperformed higher-rated bonds.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s Lipper peer group. This strategy detracted moderately from results since bonds with longer maturities generally outperformed those with shorter maturities. Duration is a measure of a fund’s sensitivity to changes in interest rates.

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 11/30/06.

Bonds

Lehman Municipal Bond Index (tax-exempt bonds)	4.53%

Lehman Aggregate Bond Index (broad bond market)	5.93%

Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. Treasury and agency securities)	4.42%

JPMorgan Global High Yield Index (global high-yield corporate bonds)	6.37%

Equities

S&P 500 Index (broad stock market)	11.33%

Russell 2000 Index (small-company stocks)	9.72%

MSCI EAFE Index (international stocks)	11.19%

Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce appreciation potential when rates fall. In light of the changing interest-rate environment, we shortened the fund’s duration relative to its peer group at the beginning of the period. Later in the period, we closed this duration gap between the fund and its peers by adding bonds with longer maturities. This dynamic positioning was a positive contributor to performance for the period.

The fund’s overweight position in tobacco settlement bonds added to relative performance. Limited issuance of these bonds, coupled with strong investor demand, provided solid supply-and-demand support for the sector, boosting results.

We have increased our use of derivative securities, such as interest-rate swap contracts, to execute several of the fund’s investment strategies. By enabling two parties to exchange, or swap, interest-rate payments at a future date, these contracts give us more control over the fund’s exposure to the upward and downward movement of interest rates without requiring an exchange of principal. The use of these derivatives lets us take positions that reflect our views on yield curve trends without needing to sell bonds we would like to retain and can also reduce the fund’s transaction costs. This, in turn, increases our flexibility in managing the fund. During the period, our interest-rate swap positions detracted moderately from performance,

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

but we nevertheless believe that the flexibility offered by such arrangements makes derivatives a valuable tool in our overall management strategy.

The fund’s higher overall credit quality held back performance relative to its peer group, as the lower-quality tiers of the municipal bond market delivered the strongest results during the period. An underweight allocation to bonds at the lower-end of the credit spectrum — bonds rated Ba and below — detracted from the fund’s results relative to the peer group, as bonds in this area of the market outperformed during the period.

The fund’s underweight position in single-family housing bonds relative to its peer group also detracted from performance, as declining mortgage prepayments continued to benefit bonds in this sector. Although we feel positive about the sector, provisions in some single-family housing issues that favor the issuer over the investor caused us to be particularly selective.

Your fund’s holdings

The fund’s investments in uninsured Puerto Rico bonds, which offer tax-exempt income to investors in all 50 states, contributed significantly to the fund’s performance after some controversy earlier in the reporting period. With a history of large budget deficits plaguing Puerto Rico, its general obligation (GO) bonds underperformed this past spring. GOs are typically backed by

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 11/30/06. A bond rated Baa or higher (MIG2/VMIG2 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

the full taxing power of a state or local government and are used to finance public programs and services. The situation in Puerto Rico came to a head in May, when Puerto Rico’s primary lender refused a badly needed loan until a new tax was enacted. When the legislature balked at passing the new tax, the governor partially shut down the government. As a result, Moody’s downgraded the GOs’ rating from Baa2 to Baa3. This generated concern in the investor community about Puerto Rico’s creditworthiness, and prices of uninsured Puerto Rico bonds declined.

We viewed the situation as a temporary setback, held on to the uninsured Puerto Rico bonds in the portfolio, and took advantage of the opportunity to add to the position at favorable price levels. Waiting out the storm proved not only prudent, but rewarding for the fund. The governor and the legislature finally agreed to a new consumption tax to be enacted in November 2006. Given the added revenue, the Government Development Bank was willing to make the necessary loan to keep the government running. We’re pleased to report that in the final months of the reporting period, the Puerto Rico bonds outperformed the benchmark. We sold one of these positions in November to lock in the price appreciation.

The fund also holds a portion of its assets in Massachusetts GOs and other state-appropriated debt, which tend to have lower price volatility than lower-quality, higher-yielding bonds. Massachusetts GOs have benefited from an improving economic outlook, which, in turn, has led to higher tax revenues. In fact, results for the state’s fiscal year-end, June 30, 2006, show an 8% increase in tax revenues over the prior fiscal year. While this is encouraging, the state continues to battle high debt levels and escalating pension liabilities that are currently under-funded. We will be following these and other trends closely as we continue to evaluate the stability of the state’s credit rating. As of the end of the period, the state maintained its rating of AA from Standard & Poor’s, which it has held since March 2005. This is the second-highest quality category in Standard & Poor’s rating system.

In October, an insured Massachusetts GO held by the fund was pre-refunded, with a positive impact on performance. Pre-refunding occurs when an issuer refinances an older, higher-coupon bond by issuing new bonds at current, lower interest rates. The proceeds are then invested in a secure investment, usually U.S. Treasuries, that matures at the older bond’s first call date. The secure backing has the effect of raising the bond’s perceived credit rating while the shorter effective maturity lowers its interest-rate risk. Since both these developments are favorable for investors, bond prices often rise after pre-refunding.

The increased popularity of lower-rated bonds and their resulting higher prices has compressed the yield spread, or difference in yields, between higher-and lower-rated municipal bonds of comparable maturities. In response, we have been redeploying assets away from the lower-quality bonds, which are over-priced in our estimation, and adding bonds rated BBB or A by Standard & Poor’s and Baa or A by Moody’s. In our opinion, these bonds currently offer better value.

In keeping with this thinking, we added a position in Massachusetts State Development Financing Agency revenue bonds issued for Emerson College and rated A– by Standard & Poor’s. Emerson College has a niche as the nation’s sole provider of a four-year liberal arts education in communication and the performing arts. Furthermore, applications have increased steadily in recent years, and the college has delivered strong operating results.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Changes in your fund’s
distribution schedule

Effective December 29, 2006, the dividend distribution date for your fund will change. The current mid-month-to-mid-month accrual will change to a month-end-to-month-end accrual. As a result, dividends will be paid at month-end rather than mid-month. This change brings the fund in line with industry standards. It does not affect the fund’s method of calculating distributions or its investment objective and strategy.

Shareholders received their scheduled payments in November and December 2006. In addition, another payment was made on December 29, 2006, to cover dividends accrued through the end of the month. The first distribution for 2007 will be paid at the end of January. All subsequent payments will be made at the end of each calendar month.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We continue to monitor Fed policy for indications of how its efforts to engineer a “soft landing” for the economy will affect interest rates and bond markets going forward. A soft landing occurs when economic growth slows but is still solid enough to sustain job creation and corporate profits. Therefore, while we anticipate that economic growth is likely to slow as we move into 2007, we plan to maintain a defensive duration strategy until longer-range Fed policy becomes clearer. In addition, given the municipal bond market’s exceptionally strong performance relative to Treasuries throughout the period, valuations have become elevated to levels that, we believe, argue in favor of taking a defensive approach over the near term.

In our view, the extended rally among lower-rated, higher-yielding bonds may be in its final stages. We base this view, in part, on the fact that the difference in yield between Aaa-rated bonds and Baa-rated bonds — the highest and lowest investment-grade ratings, respectively —is at its narrowest point since late 1999. In other words, the higher-income advantage available to those willing to assume additional credit risk has diminished substantially.

Among sectors, we remain positive on tobacco settlement bonds and currently plan to maintain an overweight allocation to the sector relative to peer funds. We believe that these bonds continue to offer an attractive risk/reward profile. We are also maintaining the fund’s exposure to the single-family housing sector, and will look to add to these holdings as opportunities arise.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

This fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance for periods ended November 30, 2006, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance

Total return for periods ended 11/30/06

	Class A		Class B		Class C		Class M
(inception dates)	(10/23/89)		(7/15/93)		(8/19/03)		(5/12/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	6.51%	6.27%	5.75%	5.75%	5.66%	5.66%	6.14%	5.94%

10 years	64.74	58.53	54.38	54.38	51.93	51.93	60.09	54.80
Annual average	5.12	4.72	4.44	4.44	4.27	4.27	4.82	4.47

5 years	26.89	22.13	22.64	20.64	21.94	21.94	25.04	20.95
Annual average	4.88	4.08	4.17	3.82	4.05	4.05	4.57	3.88

3 years	13.68	9.43	11.31	8.33	10.89	10.89	12.64	8.97
Annual average	4.37	3.05	3.64	2.70	3.51	3.51	4.05	2.90

1 year	5.45	1.42	4.77	–0.23	4.55	3.55	5.14	1.66

6 months	4.16	0.28	3.74	–1.26	3.62	2.61	4.03	0.67

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC).

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 11/30/06

		Lipper Massachusetts
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average

(life of fund)	6.81%	6.27%

10 years	74.87	60.54
Annual average	5.75	4.84

5 years	30.10	25.02
Annual average	5.40	4.56

3 years	14.73	12.10
Annual average	4.69	3.87

1 year	6.10	5.37

6 months	4.53	4.06

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 11/30/06, there were 52, 51, 50, 49, and 39 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 11/30/06

Distributions*	Class A		Class B	Class C	Class M

Number	6		6	6	6

Income[1]	$0.184428		$0.153996	$0.146857	$0.170581

Capital gains[2]	—		—	—	—

Total	$0.184428		$0.153996	$0.146857	$0.170581

Share value:	NAV	POP	NAV	NAV	NAV	POP

5/31/06	$9.34	$9.70	$9.34	$9.35	$9.34	$9.65

11/30/06	9.54	9.91	9.53	9.54	9.54	9.86

Current yield (end of period)

Current dividend rate[3]	3.92%	3.78%	3.29%	3.14%	3.63%	3.51%

Taxable equivalent[4]	6.37	6.14	5.35	5.10	5.90	5.70

Current 30-day SEC yield[5]	3.30	3.17	2.66	2.50	3.01	2.91

Taxable equivalent[4]	5.36	5.15	4.32	4.06	4.89	4.73

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 38.45% federal and state combined tax rate for 2006. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income, calculated using SEC guidelines.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/06

	Class A		Class B		Class C		Class M
(inception dates)	(10/23/89)		(7/15/93)		(8/19/03)		(5/12/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	6.46%	6.22%	5.70%	5.70%	5.61%	5.61%	6.09%	5.89%

10 years	64.74	58.67	54.37	54.37	51.96	51.96	60.08	54.92
Annual average	5.12	4.72	4.44	4.44	4.27	4.27	4.82	4.47

5 years	28.08	23.27	23.97	21.97	23.11	23.11	26.20	22.07
Annual average	5.07	4.27	4.39	4.05	4.25	4.25	4.76	4.07

3 years	12.45	8.30	10.24	7.29	9.85	9.85	11.43	7.86
Annual average	3.99	2.69	3.30	2.37	3.18	3.18	3.67	2.55

1 year	4.29	0.31	3.64	–1.36	3.40	2.40	4.11	0.66

6 months	4.12	0.21	3.80	–1.20	3.68	2.68	3.98	0.62

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Massachusetts Tax Exempt Income Fund from June 1, 2006, to November 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.30	$ 7.56	$ 8.32	$ 5.78

Ending value (after expenses)	$1,041.60	$1,037.40	$1,036.20	$1,040.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2006, use the calculation method below. To find the value of your investment on June 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 06/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.26	$ 7.49	$ 8.24	$ 5.72

Ending value (after expenses)	$1,020.86	$1,017.65	$1,016.90	$1,019.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M

Your fund’s annualized
expense ratio	0.84%	1.48%	1.63%	1.13%

Average annualized expense
ratio for Lipper peer group*	0.91%	1.55%	1.70%	1.20%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Massachusetts Tax
Exempt Income Fund	7%	18%	7%	29%	24%

Lipper Massachusetts Municipal
Debt Funds category average	17%	18%	21%	32%	26%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on May 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 11/30/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2006. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. James St. John is the Portfolio Leader, and Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of November 30, 2006, and November 30, 2005.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 11/30/05.

Trustee and Putnam employee fund ownership

As of November 30, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 199,000	$ 93,000,000

Putnam employees	$3,063,000	$437,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $140,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader
and Portfolio Members

James St. John is the Portfolio Leader and Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Florida, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam California Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, and Putnam Tax Exempt Income Fund.

Paul Drury is the Portfolio Leader and Brad Libby, Susan McCormack, Thalia Meehan, and James St. John are Portfolio Members of Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

James St. John, Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended November 30, 2006, Portfolio Member James St. John became Portfolio Leader, and Brad Libby and Thalia Meehan became Portfolio Members of your fund. These changes followed the departure of Portfolio Leader David Hamlin from your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of November 30, 2006, and November 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	2006							•

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 11/30/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Comparative indexes

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Treasury and agency securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 58th percentile in management fees and in the 42nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Massachusetts Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

33rd	30th	30th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 53, 51, and 48 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Massachusetts Municipal Debt Funds category for the one-, five- and ten-year periods ended December 31, 2006, were 31%, 28%, and 30%, respectively. Over the one-, five- and ten-year periods ended December 31, 2006, the fund ranked 16 out of 51, 14 out of 49, and 12 out of 39 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 11/30/06 (Unaudited)

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage
FGIC Financial Guaranty Insurance Company	Association Collateralized
FHLMC Coll. Federal Home Loan Mortgage	G.O. Bonds General Obligation Bonds
Corporation Collateralized	MBIA MBIA Insurance Company
FNMA Coll. Federal National Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Association Collateralized	VRDN Variable Rate Demand Notes
FSA Financial Security Assurance	XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (99.3%)*
	Rating**	Principal amount	Value

Massachusetts (95.2%)
Boston, Indl. Dev. Fin. Auth. Rev. Bonds
(Springhouse, Inc.), 6s, 7/1/28	BB–/P	$2,150,000	$2,198,289
Boston, Indl. Dev. Fin. Auth. Swr. Fac.
Rev. Bonds (Harbor Elec. Energy Co.),
7 3/8s, 5/15/15 #	Aa3	5,115,000	5,122,314
Boston, Wtr. & Swr. Comm. Rev. Bonds,
Ser. A, 5 3/4s, 11/1/13 #	Aa2	7,435,000	8,008,313
Fall River, G.O. Bonds, FSA, 5s, 2/1/12	Aaa	1,950,000	2,086,793
Framingham, Hsg. Auth. Rev. Bonds
(Beaver Terrace), Ser. A, GNMA Coll.,
6.35s, 2/20/32	AAA	2,100,000	2,341,059
Holden, G.O. Bonds (Multi-Purpose), FGIC,
U.S. Govt. Coll., 5 1/2s, 3/1/20
(Prerefunded)	Aaa	5,185,000	5,544,321
Lowell, G.O. Bonds, Ser. A, XLCA, 5s,
9/15/22	Aaa	1,750,000	1,905,155
Lynn, Wtr. & Swr. Comm. Rev. Bonds,
Ser. A, MBIA, 5s, 6/1/22	Aaa	3,010,000	3,245,051
MA State College Bldg. Auth. Rev. Bonds,
Ser. B, XLCA, 5 1/2s, 5/1/28	Aaa	4,000,000	4,876,880
MA State Dev. Fin. Agcy. Higher Ed. Rev.
Bonds (Emerson College), Ser. A
5s, 1/1/19	A–	310,000	336,824
5s, 1/1/18	A–	580,000	632,200
MA State Dev. Fin. Agcy. Resource Recvy.
Rev. Bonds (Semass Syst.), Ser. A, MBIA,
5 1/2s, 1/1/10	Aaa	7,500,000	7,897,350
MA State Dev. Fin. Agcy. Rev. Bonds
(Lasell College), 6 3/4s, 7/1/31	BB+/P	1,440,000	1,526,486
(Lasell Village), Ser. A, 6 3/8s, 12/1/25	BB–/P	1,250,000	1,277,938
(MA Biomedical Research), Ser. C,
6 1/8s, 8/1/12	Aa3	1,950,000	2,102,919

MUNICIPAL BONDS AND NOTES (99.3%)* continued
	Rating**	Principal amount	Value

Massachusetts continued
MA State Dev. Fin. Agcy. Rev. Bonds
(MA Biomedical Research), Ser. C,
5 7/8s, 8/1/10	Aa3	$1,830,000	$1,937,842
(WGBH Edl. Foundation), Ser. A, AMBAC,
5 3/4s, 1/1/42	Aaa	5,000,000	6,538,650
(Boston Biomedical Research),
5 3/4s, 2/1/29	Baa3	1,750,000	1,830,938
(Hampshire College), 5.7s, 10/1/34	BBB	1,315,000	1,421,594
(Middlesex School), 5 1/8s, 9/1/23	A1	1,000,000	1,078,060
MA State Edl. Fin. Auth. Rev. Bonds,
Ser. E, AMBAC, 5s, 1/1/13	AAA	3,625,000	3,711,710
MA State G.O. Bonds
Ser. B, FSA, 5 1/2s, 3/1/14 (Prerefunded)	Aaa	2,190,000	2,389,115
Ser. C, FSA, 5 1/2s, 11/1/10	Aaa	4,500,000	4,827,420
(Construction Loan), Ser. E, AMBAC,
5s, 11/1/24	Aaa	5,000,000	5,448,150
Ser. D, FSA, 5s, 11/1/24 (Prerefunded)	Aaa	6,500,000	7,117,435
(Construction Loan), Ser. A, FSA, 5s,
3/1/24 (Prerefunded)	Aaa	13,000,000	14,286,870
Ser. D, FSA, 5s, 12/1/23 (Prerefunded)	Aaa	7,000,000	7,664,930
(Construction Loan), Ser. D, 5s, 8/1/21	Aa2	3,190,000	3,475,282
Ser. B, U.S. Govt. Coll., 5s, 5/1/12
(Prerefunded)	AAA	9,100,000	9,501,674
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Winchester Hosp.), Ser. E, 6 3/4s, 7/1/30
(Prerefunded)	BBB+	3,000,000	3,306,630
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	3,125,000	3,448,375
(Berkshire Hlth. Syst.), Ser. E,
6 1/4s, 10/1/31	BBB+	1,300,000	1,403,922
(Harvard U.), Ser. N, 6 1/4s, 4/1/20	Aaa	5,000,000	6,313,050
(Learning Ctr. for Deaf Children), Ser. C,
6 1/8s, 7/1/29	Ba2	1,000,000	1,020,060
(Hlth. Care Syst. Covenant Hlth.), Ser. E,
6s, 7/1/31	A	3,000,000	3,300,330
(Partners Healthcare Syst.), Ser. C,
6s, 7/1/15	AA	2,100,000	2,335,074
(Partners Healthcare Syst.), Ser. C,
6s, 7/1/14	AA	1,460,000	1,626,046
(Partners Healthcare Syst.), Ser. C,
5 3/4s, 7/1/32	AA	4,000,000	4,340,560
(Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27	A1	1,000,000	1,069,700
(Caritas Christian Oblig. Group), Ser. A,
5 5/8s, 7/1/20	BBB	1,955,000	2,038,694
(Milton Hosp.), Ser. C, 5 1/2s, 7/1/16	BBB–	800,000	831,024
(Williams College), Ser. G, 5 1/2s, 7/1/14	Aa1	3,665,000	3,874,455
(Milton Hosp.), Ser. C, 5 1/2s, 7/1/11	BBB–	1,265,000	1,306,682
(Cape Cod Healthcare), Ser. B,
5.45s, 11/15/23	BBB	2,600,000	2,659,514
MBIA, 5.38s, 7/1/18	Aaa	15,800,000	15,816,743
(Jordan Hosp.), Ser. D, 5 3/8s, 10/1/28	BBB–	3,000,000	3,046,800

MUNICIPAL BONDS AND NOTES (99.3%)* continued
	Rating**	Principal amount	Value

Massachusetts continued
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Boston College), Ser. K, 5 3/8s, 6/1/14	Aa3	$4,250,000	$4,703,135
(Partners Healthcare Syst.), Ser. B,
5 1/4s, 7/1/11	AA	3,000,000	3,152,400
(MA Inst. of Tech.), Ser. I-1, 5.2s, 1/1/28	Aaa	10,000,000	11,952,400
(Simmons College), Ser. F, FGIC,
5s, 10/1/33	Aaa	5,245,000	5,568,040
(Wellesley College), 5s, 7/1/17	Aa1	1,000,000	1,074,600
MA State Hlth. & Edl. Fac. Auth. VRDN,
Ser. D, MBIA, 3.66s, 1/1/35	VMIG1	2,800,000	2,800,000
MA State Hsg. Fin. Agcy. Rev. Bonds
(Rental Mtge.), Ser. C, AMBAC,
5 5/8s, 7/1/40	Aaa	5,000,000	5,076,850
(Single Fam. Mtge.), Ser. 86, 5.1s, 12/1/21	Aa2	375,000	383,130
(Single Fam. Mtge.), Ser. 84,
4 1/4s, 12/1/07	Aa2	435,000	435,505
(Single Fam. Mtge.), Ser. 84, 4.05s, 12/1/06	Aa2	360,000	360,000
MA State Indl. Fin. Agcy. Rev. Bonds
(1st Mtge. Stone Institution & Newton),
7.9s, 1/1/24	BB–/P	1,500,000	1,501,770
(American Hinghan, Wtr. Treatment),
6 3/4s, 12/1/25	A	4,520,000	4,612,344
(1st Mtge. Berkshire Retirement), Ser. A,
6 5/8s, 7/1/16	BBB–	3,850,000	3,851,848
(Wentworth Inst. of Tech.), 5 3/4s,
10/1/28 (Prerefunded)	Baa1	1,650,000	1,743,456
MA State Port Auth. Rev. Bonds, Ser. A
MBIA, 5s, 7/1/33	AAA	2,400,000	2,541,696
AMBAC, 5s, 7/1/26	AAA	3,000,000	3,227,100
MA State School Bldg. Auth. Rev. Bonds
(Dedicated Sales Tax), Ser. A, FSA
5s, 8/15/23	Aaa	5,000,000	5,402,000
5s, 8/15/20	Aaa	1,500,000	1,628,655
MA State Special Oblig. Dedicated Tax
Rev. Bonds
FGIC, FHLMC Coll., FNMA Coll., 5 1/4s,
1/1/22 (Prerefunded)	Aaa	2,000,000	2,201,760
FGIC, 5 1/4s, 1/1/20 (Prerefunded)	Aaa	5,000,000	5,504,400
MA State Wtr. Poll. Abatement Rev. Bonds
Ser. 5, 5 3/8s, 8/1/27	Aaa	4,490,000	4,743,640
Ser. 5, 5 3/8s, 8/1/27 (Prerefunded)	Aaa	2,510,000	2,651,790
Ser. 7, FHLMC Coll., FNMA Coll., 5 1/4s,
2/1/17 (Prerefunded)	Aaa	2,205,000	2,357,608
Ser. 12, 5s, 8/1/20	Aaa	2,645,000	2,894,926
MA State Wtr. Resource Auth. Rev. Bonds,
Ser. A
6 1/2s, 7/15/19	Aa2	5,500,000	6,632,395
FGIC, 5 3/4s, 8/1/39 (Prerefunded)	Aaa	10,000,000	10,831,800
MBIA, 5s, 8/1/29	Aaa	4,000,000	4,283,120

MUNICIPAL BONDS AND NOTES (99.3%)* continued
	Rating**	Principal amount	Value

Massachusetts continued
MA State Wtr. Resource Auth. Rev. Bonds,
Ser. A
MBIA, 5s, 8/1/29	Aaa	$3,225,000	$3,517,024
MBIA, 5s, 8/1/27	Aaa	1,500,000	1,634,460
Maynard, G.O. Bonds, MBIA, 5s, 2/1/13	Aaa	1,065,000	1,151,499
Norwell, G.O. Bonds, AMBAC, 5s, 2/15/25	AAA	1,000,000	1,082,290
Quincy, Rev. Bonds, FSA, 5.3s, 1/15/11	Aaa	8,800,000	8,815,840
U. MA Bldg. Auth. Rev. Bonds, Ser. 04-1,
AMBAC
5 3/8s, 11/1/16	AAA	210,000	234,982
5 3/8s, 11/1/16 (Prerefunded)	AAA	790,000	887,439
Westford, G.O. Bonds, FGIC, 5 1/4s, 4/1/20	Aaa	1,000,000	1,070,130
			298,579,253

Puerto Rico (3.6%)
Children’s Trust Fund Tobacco Settlement
Rev. Bonds, 5 3/8s, 5/15/33	BBB	2,390,000	2,492,746
Cmnwlth. of PR, G.O. Bonds (Pub. Impt.),
Ser. A, 5 1/4s, 7/1/25	BBB	1,250,000	1,370,088
Cmnwlth. of PR, Govt. Dev. Bank Rev.
Bonds, Ser. B, 5s, 12/1/16	BBB	500,000	542,550
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
Bonds, Ser. K, 5s, 7/1/17	BBB+	1,500,000	1,612,410
Cmnwlth. of PR, Pub. Bldg. Auth. Rev.
Bonds (Govt. Fac.), Ser. I, 5 1/4s, 7/1/29	BBB	1,500,000	1,616,325
PR Elec. Pwr. Auth. Rev. Bonds, Ser. RR,
FSA, 5s, 7/1/20	Aaa	3,500,000	3,815,420
			11,449,539

Virgin Islands (0.5%)
VI Pub. Fin. Auth. Rev. Bonds, FGIC,
5s, 10/1/24	Aaa	1,500,000	1,638,615

TOTAL INVESTMENTS

Total investments (cost $294,227,251)			$311,667,407

* Percentages indicated are based on net assets of $313,762,892.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at November 30, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2006. Securities rated by Putnam are indicated by “/P.” Security ratings are defined in the Statement of Additional Information.

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 2006.

At November 30, 2006, liquid assets totaling $8,117,596 have been designated as collateral for open forward commitments and futures contracts.

The rates shown on VRDN are the current interest rates at November 30, 2006.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector group concentrations greater than 10% at November 30, 2006 (as a percentage of net assets):

Health care	21.5%
Utilities and power	19.6
Education	15.1

The fund had the following insurance concentrations greater than 10% at November 30, 2006 (as a percentage of net assets):

FSA	18.5%
MBIA	13.7
FGIC	10.3

FUTURES CONTRACTS OUTSTANDING at 11/30/06 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

U.S. Treasury Note 10 yr (Long)	48	$5,241,000	Mar-07	$24,654

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/06 (Unaudited)

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Citibank, N.A.
$ 6,500,000	(E)	5/23/12	3 month USD-LIBOR-BBA	4.923%	$ 33,215

10,000,000	(E)	5/23/12	3.422%	U.S. Bond Market
				Association Municipal Swap
				Index	(33,214)

JPMorgan Chase Bank, N.A.
9,100,000	(E)	11/8/11	3 month USD-LIBOR-BBA	5.036%	71,162

14,000,000	(E)	11/8/11	3.488%	U.S. Bond Market
				Association Municipal Swap
				Index	(83,938)

Morgan Stanley Capital Services, Inc.
15,000,000	(E)	11/16/11	3.4695%	U.S. Bond Market
				Association Municipal Swap
				Index	(87,237)

Total					$(100,012)

(E) See Note 1 to the financial statements regarding extended effective dates.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/06 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $294,227,251)	$311,667,407

Cash	1,240,871

Interest and other receivables	4,892,909

Receivable for shares of the fund sold	89,683

Receivable for securities sold	135,000

Unrealized appreciation on swap contracts (Note 1)	104,377

Receivable for variation margin (Note 1)	19,500

Total assets	318,149,747

LIABILITIES

Distributions payable to shareholders	445,847

Payable for securities purchased	2,876,596

Payable for shares of the fund repurchased	222,145

Payable for compensation of Manager (Note 2)	390,805

Payable for investor servicing and custodian fees (Note 2)	10,010

Payable for Trustee compensation and expenses (Note 2)	56,133

Payable for administrative services (Note 2)	3,976

Payable for distribution fees (Note 2)	126,958

Unrealized depreciation on swap contracts (Note 1)	204,389

Other accrued expenses	49,996

Total liabilities	4,386,855

Net assets	$313,762,892

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$297,245,905

Undistributed net investment income (Note 1)	253,863

Accumulated net realized loss on investments (Note 1)	(1,101,674)

Net unrealized appreciation of investments	17,364,798

Total — Representing net assets applicable to capital shares outstanding	$313,762,892

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($258,904,335 divided by 27,149,423 shares)	$9.54

Offering price per class A share
(100/96.25 of $9.54)*	$9.91

Net asset value and offering price per class B share
($45,697,038 divided by 4,795,835 shares)**	$9.53

Net asset value and offering price per class C share
($4,442,652 divided by 465,573 shares)**	$9.54

Net asset value and redemption price per class M share
($4,718,867 divided by 494,835 shares)	$9.54

Offering price per class M share
(100/96.75 of $9.54)***	$9.86

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 11/30/06 (Unaudited)

INTEREST INCOME	$ 7,524,026

EXPENSES

Compensation of Manager (Note 2)	787,947

Investor servicing fees (Note 2)	67,230

Custodian fees (Note 2)	52,601

Trustee compensation and expenses (Note 2)	14,698

Administrative services (Note 2)	8,164

Distribution fees — Class A (Note 2)	266,508

Distribution fees — Class B (Note 2)	206,846

Distribution fees — Class C (Note 2)	20,397

Distribution fees — Class M (Note 2)	11,750

Other	60,874

Non-recurring costs (Notes 2 and 5)	52

Costs assumed by Manager (Notes 2 and 5)	(52)

Total expenses	1,497,015

Expense reduction (Note 2)	(74,906)

Net expenses	1,422,109

Net investment income	6,101,917

Net realized loss on investments (Notes 1 and 3)	(119,140)

Net realized gain on futures contracts (Note 1)	208,802

Net realized loss on swap contracts (Note 1)	(61,623)

Net unrealized appreciation of investments, futures
contracts and swap contracts during the period	6,246,054

Net gain on investments	6,274,093

Net increase in net assets resulting from operations	$12,376,010

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS
	Six months ended	Year ended
	11/30/06*	5/31/06

Operations:
Net investment income	$ 6,101,917	$ 12,552,708

Net realized gain on investments	28,039	347,271

Net unrealized appreciation (depreciation) of investments	6,246,054	(7,956,007)

Net increase in net assets resulting from operations	12,376,010	4,943,972

Distributions to shareholders: (Note 1)

From ordinary income

Net realized short-term gain on investments

Class A	—	(82,794)

Class B	—	(19,023)

Class C	—	(888)

Class M	—	(1,532)

From tax-exempt net investment income

Class A	(5,039,926)	(10,312,358)

Class B	(796,462)	(1,956,387)

Class C	(63,437)	(85,737)

Class M	(84,618)	(174,594)

From net realized long-term gain on investments

Class A	—	(2,042,249)

Class B	—	(469,241)

Class C	—	(21,901)

Class M	—	(37,798)

Redemption fees (Note 1)	728	29

Decrease from capital share transactions (Note 4)	(10,556,345)	(15,678,260)

Total decrease in net assets	(4,164,050)	(25,938,761)

NET ASSETS

Beginning of period	317,926,942	343,865,703

End of period (including undistributed net investment
income of $253,863 and $136,389, respectively)	$313,762,892	$317,926,942

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	investments	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
November 30, 2006**	$9.34	.19	.19	.38	(.18)	—	(.18)	—(c)	$9.54	4.16*	$258,904	.42*	2.00*	8.02*
May 31, 2006	9.63	.37	(.21)	.16	(.37)	(.08)	(.45)	—(c)	9.34	1.67	257,523.83		3.88	7.07
May 31, 2005	9.35	.38	.33	.71	(.37)	(.06)	(.43)	—(c)	9.63	7.78	267,460.86		3.93	17.88
May 31, 2004	9.79	.38	(.43)	(.05)	(.39)	—	(.39)	—	9.35	(.53)	270,640.86		3.98	7.27
May 31, 2003	9.34	.42	.44	.86	(.41)	—	(.41)	—	9.79	9.39	344,042.84		4.42	29.10
May 31, 2002	9.20	.46	.14	.60	(.46)	—	(.46)	—	9.34	6.61	337,865.83		4.89	24.33

CLASS B
November 30, 2006**	$9.34	.16	.18	.34	(.15)	—	(.15)	—(c)	$9.53	3.74*	$45,697	.74*	1.68*	8.02*
May 31, 2006	9.63	.31	(.21)	.10	(.31)	(.08)	(.39)	—(c)	9.34	1.01	52,012	1.48	3.22	7.07
May 31, 2005	9.35	.31	.34	.65	(.31)	(.06)	(.37)	—(c)	9.63	7.07	69,429	1.51	3.28	17.88
May 31, 2004	9.78	.32	(.42)	(.10)	(.33)	—	(.33)	—	9.35	(1.08)	88,253	1.51	3.33	7.27
May 31, 2003	9.33	.36	.44	.80	(.35)	—	(.35)	—	9.78	8.69	122,436	1.49	3.77	29.10
May 31, 2002	9.19	.40	.14	.54	(.40)	—	(.40)	—	9.33	5.91	118,486	1.48	4.25	24.33

CLASS C
November 30, 2006**	$9.35	.15	.19	.34	(.15)	—	(.15)	—(c)	$9.54	3.62*	$4,443	.82*	1.60*	8.02*
May 31, 2006	9.64	.29	(.21)	.08	(.29)	(.08)	(.37)	—(c)	9.35	.83	3,643	1.63	3.11	7.07
May 31, 2005	9.36	.30	.34	.64	(.30)	(.06)	(.36)	—(c)	9.64	6.90	1,994	1.66	3.11	17.88
May 31, 2004†	9.35	.24	.02	.26	(.25)	—	(.25)	—	9.36	2.71*	987	1.30*	2.52*	7.27

CLASS M
November 30, 2006**	$9.34	.17	.20	.37	(.17)	—	(.17)	—(c)	$9.54	4.03*	$4,719	.57*	1.85*	8.02*
May 31, 2006	9.63	.34	(.21)	.13	(.34)	(.08)	(.42)	—(c)	9.34	1.37	4,748	1.13	3.58	7.07
May 31, 2005	9.35	.35	.33	.68	(.34)	(.06)	(.40)	—(c)	9.63	7.45	4,983	1.16	3.63	17.88
May 31, 2004	9.79	.36	(.44)	(.08)	(.36)	—	(.36)	—	9.35	(.83)	4,832	1.16	3.69	7.27
May 31, 2003	9.33	.39	.45	.84	(.38)	—	(.38)	—	9.79	9.18	6,007	1.14	4.12	29.10
May 31, 2002	9.20	.43	.13	.56	(.43)	—	(.43)	—	9.33	6.17	6,324	1.13	4.60	24.33

* Not annualized.

** Unaudited.

† For the period August 19, 2003 (commencement of operations) to May 31, 2004.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

42	43

Notes to financial statements 11/30/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Massachusetts Tax Exempt Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Massachusetts personal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing in a portfolio primarily consisting of investment-grade tax-exempt securities issued in the state of Massachusetts with intermediate- to long-term maturities. The fund may be affected by economic and political developments in the state of Massachusetts.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Interest rate swap contractsThe fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $294,227,251, resulting in gross unrealized appreciation and depreciation of $17,570,075 and $129,919, respectively, or net unrealized appreciation of $17,440,156.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund’s average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund May 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended November 30, 2006, Putnam Management did not waive any of its management fee from the fund.

For the period ended November 30, 2006, Putnam Management has assumed $52 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC received fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam

Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended November 30, 2006, the fund incurred $119,831 for these services. State Street Bank and Trust Company will begin providing custodial functions for the fund’s assets in the subsequent period.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended November 30, 2006, the fund’s expenses were reduced by $74,906 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $305, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the six months ended November 30, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $5,380 and $2 from the sale of class A and class M shares, respectively, and received $27,711 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 2006, Putnam Retail Management, acting as underwriter, received $29 on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended November 30, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $24,431,283 and $25,786,910, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At November 30, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 11/30/06:
Shares sold	1,271,262	$ 11,935,193

Shares issued
in connection
with reinvestment
of distributions	337,486	3,171,009

	1,608,748	15,106,202

Shares
repurchased	(2,020,668)	(18,985,496)

Net decrease	(411,920)	$ (3,879,294)

Year ended 5/31/06:
Shares sold	4,151,137	$ 39,507,116

Shares issued
in connection
with reinvestment
of distributions	855,414	8,103,544

	5,006,551	47,610,660

Shares
repurchased	(5,207,992)	(49,363,452)

Net decrease	(201,441)	$ (1,752,792)

CLASS B	Shares	Amount

Six months ended 11/30/06:
Shares sold	16,619	$ 156,098

Shares issued
in connection
with reinvestment
of distributions	51,743	485,683

	68,362	641,781

Shares
repurchased	(843,750)	(7,914,320)

Net decrease	(775,388)	$ (7,272,539)

Year ended 5/31/06:
Shares sold	99,724	$ 946,198

Shares issued
in connection
with reinvestment
of distributions	165,881	1,571,047

	265,605	2,517,245

Shares
repurchased	(1,907,096)	(18,094,906)

Net decrease	(1,641,491)	$(15,577,661)

CLASS C	Shares	Amount

Six months ended 11/30/06:
Shares sold	126,675	$1,194,728

Shares issued
in connection
with reinvestment
of distributions	6,150	57,811

	132,825	1,252,539

Shares
repurchased	(56,951)	(533,513)

Net increase	75,874	$ 719,026

Year ended 5/31/06:
Shares sold	244,899	$2,326,525

Shares issued
in connection
with reinvestment
of distributions	9,840	93,126

	254,739	2,419,651

Shares
repurchased	(71,961)	(681,455)

Net increase	182,778	$1,738,196

CLASS M	Shares	Amount

Six months ended 11/30/06:
Shares sold	7,939	$ 75,175

Shares issued
in connection
with reinvestment
of distributions	3,482	32,721

	11,421	107,896

Shares
repurchased	(24,742)	(231,434)

Net decrease	(13,321)	$(123,538)

Year ended 5/31/06:
Shares sold	10,377	$ 98,176

Shares issued
in connection
with reinvestment
of distributions	9,410	89,190

	19,787	187,366

Shares
repurchased	(28,876)	(273,369)

Net decrease	(9,089)	$ (86,003)

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (“SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.3 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6 : New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Charles A. Ruys de Perez
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodians	Senior Vice President
Putnam Fiduciary Trust	and Treasurer	Judith Cohen
Company, State Street Bank		Vice President, Clerk and
and Trust Company	Steven D. Krichmar	Assistant Treasurer
Vice President and
Legal Counsel	Principal Financial Officer	Wanda M. McManus
Ropes & Gray LLP		Vice President, Senior Associate
	Janet C. Smith	Treasurer and Assistant Clerk
Trustees	Vice President, Principal
John A. Hill, Chairman	Accounting Officer and	Nancy E. Florek
Jameson Adkins Baxter,	Assistant Treasurer	Vice President, Assistant Clerk,
Vice Chairman		Assistant Treasurer
Charles B. Curtis	Susan G. Malloy	and Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Massachusetts Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA047 239936 V07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Massachusetts Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: January 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: January 26, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 26, 2007